Exhibit 10.33

FIRST AMENDMENT TO

AGREEMENT

BETWEEN

CARACO PHARMACEUTICAL LABORATORIES LTD

AND

SUN PHARMACEUTICAL INDUSTRIES LIMITED

THIS FIRST AMENDMENT (“AMENDMENT”) TO AGREEMENT, made this 15th day of January 2010 (“Effective Date”), by and between CARACO PHARMACEUTICAL LABORATORIES, LTD., a Michigan corporation (“Caraco”), which has an office at 1150 Elijah McCoy Drive, Detroit, MI 48202, U.S.A. and SUN PHARMACEUTICAL INDUSTRIES LIMITED, an Indian corporation (“Sun”) having an office at SPARC, Tandalja, Vadodara 390 020 India.

WHEREAS, Sun and Caraco entered into that certain Agreement (the “Agreement”) pursuant to which Caraco markets Sun generic pharmaceutical products which require ANDAs in the United States of America, its territories and possessions, including Puerto Rico (the "Territory") and Sun agreed to sell products, whether developed or under development and/or whether ANDA approved or under ANDA approval, to Caraco for marketing and sale by Caraco in the Territory.

WHEREAS, the Agreement has an initial term of three (3) years, and the parties to desire to extend the Agreement in accordance with its terms.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the agreement as follows:

1.	EXTENSION OF TERM

The parties hereby agree to a renewal of the Agreement for an additional one (1) year period following the 3rd anniversary of the Agreement.

2.	ENTIRE AGREEMENT

This Amendment and any documents executed and delivered pursuant hereto constitute the entire agreement between the parties with respect to the subject matter contained herein, and supersede all prior and contemporaneous oral and written communications and agreements with respect thereto.

3.	COUNTERPARTS

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instruments.

5.	HEADINGS

Headings of sections shall be deemed to be included for purposes of convenience only and shall not affect the interpretation of this Amendment.

6.	GOVERNING LAW

This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan, and the federal laws of the United States.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, themselves or by their duly authorized representatives, under seal, the day and year first above written.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

By:	/s/ Jitendra N. Doshi
(signature)

Name:	Jitendra N. Doshi
(printed)

Title:	Chief Executive Officer

SUN PHARMACEUTICAL INDUSTRIES LIMITED

By:	/s/ Sudhir S. Valia
(signature)

Name:	Sudhir S. Valiai
(printed)

Title:	Whole Time Director